"NOTE - Certain confidential technical and commercial information has been redacted from this exhibit in order to preserve the confidentiality of such information. All of the confidential information which has been redacted is on file with the Securities and Exchange Commission. Redacted material is indicated by the symbol, "[**REDACTED**]" where such redacted text would have appeared in this exhibit."


                              STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT is entered into as of this 26th day of July, 1999, by and between MediaOne of Colorado, Inc., a Delaware corporation (the "BUYER") and Netgateway, Inc., a Nevada corporation (the "COMPANY").


                                      RECITALS

     WHEREAS, the Company is an electronic commerce service provider, and owns, operates and maintains an Internet storefront building services package comprised of certain services delivered through the Company's proprietary software;

     WHEREAS, the Buyer is engaged in engaged in [**REDACTED**] the business of providing high speed Internet access, data transmission and cable television programming services throughout the United States.

     WHEREAS, the Company and the Buyer have entered into a strategic alliance (the "STRATEGIC ALLIANCE") pursuant to which the Company shall become an electronic commerce storefront provider for the Buyer;

     WHEREAS, the Strategic Alliance will initially be comprised of three initiatives to be performed by the Company for the Buyer, including the design and development of: (a) an online shopping mall branded around the Buyer's name and image; (b) an online store for the Buyer; and (c) a branded electronic storefront service (including the Company's standard eCommerce features, placement in the Buyer's branded online mall, storefront maintenance and unlimited help desk support) which the Buyer shall resell to third party merchants.

     WHEREAS, in connection with the Strategic Alliance, the Company and the Buyer have entered into a Cable Reseller and Mall Agreement (the "RESELLER AGREEMENT") and a Warrant Agreement (the "WARRANT AGREEMENT") , each dated of even date herewith (together with this Agreement, the "TRANSACTION AGREEMENTS");

     WHEREAS, in consideration for the obligations of the Buyer under the Reseller Agreement, the Company desires to issue to the Buyer, and the Buyer desires to purchase, fifty thousand shares of the Company's common stock, par value $.001 per share ("COMMON STOCK").


                                     AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the Company and the Buyer hereby agree as follows:

SECTION 1.  DEFINITIONS

          1.1 DEFINITIONS. As used in this Agreement, the following definitions shall apply:

          "AGREEMENT" means this Stock Purchase Agreement by and between the Buyer and the Company, as it may be amended or supplemented from time to time pursuant to the provisions hereof.

          "BY-LAWS" means the by-laws of Company, as the same may be amended or modified from time to time.

          "CERTIFICATE" means the articles or certificate of incorporation of the Company, as the same may be amended, restated or modified from time to time.

          "STOCK" means the 50,000 shares of Common Stock to be sold to the Buyer pursuant to the terms of this Agreement.


SECTION 2.  PURCHASE OF STOCK

          2.1 PURCHASE OF STOCK. In consideration for the obligations of the Buyer under the terms of the Reseller Agreement, the Company hereby issues and sells to the Buyer, and the Buyer hereby purchases from the Company, fifty thousand (50,000) shares of Common Stock. The Company hereby agrees to promptly deliver the certificate(s) evidencing the Stock to the Buyer.

ARTICLE 3. REPRESENTATIONS AND WARRANTIES

          3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce the Buyer to enter into this transaction, the Company represents and warrants as follows:

          a. ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

          b. CORPORATE POWER. The Company has all necessary corporate power and authority to execute, deliver and perform this Agreement, the Reseller Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby, and has all requisite corporate power and authority to sell and issue the Stock hereunder and to carry out the transactions contemplated hereby.

          c. STOCK. Upon issuance, the Stock will be duly authorized, validly issued, fully paid and nonassessable, and issued in accordance with applicable laws.

          d. CAPITALIZATION AND VOTING RIGHTS. The authorized capital stock of the Company consists, or will consist, immediately prior to the Closing, of:

               (i) COMMON STOCK. _25,000,000 shares of Common Stock, of which 9,648,404 shares are issued and outstanding.

               (ii) Except for (i) an aggregate of 1,000,000 shares of Common Stock reserved for issuance under the Company's 1998 Stock Compensation Plan (including 998,301 shares subject to outstanding options granted thereunder);
(ii) an aggregate of 5,000,000 shares reserved for issuance under the Company's 1998 Stock Option Plan for Senior Executives (including 2,596,667 shares subject to outstanding options granted thereunder); (iii) warrants to purchase an aggregate of 1,750,100 shares of Common Stock; (vi) an aggregate of 240,000 shares reserved for issuance pursuant to options granted outside of either of the Company's stock compensation plans; and (v) conversion rights in respect of the Company's Secured Convertible Debentures Due December 31, 1999, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock.
The Company is not a party or subject to any agreement or understanding and, to the Company's best knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of written consents with respect to any of the Company's securities or the voting by or election of a director of the Company.

               (iii) All outstanding securities of the Company were duly and validly authorized and issued, are fully paid and nonassessable, and were issued in accordance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and any relevant state securities laws, including Blue Sky laws, or pursuant to valid exemptions therefrom, and in accordance with the other applicable provisions of the Securities Act and the rules and regulations promulgated thereunder, and Rule 10b-5 under the Securities Exchange Act of 1934, as amended.

          e. GOVERNMENTAL CONSENTS. Except for the filing of notices required or permitted to be filed after the date hereof with certain United States federal and state securities commissions, which notices the Company will file on a timely basis, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with valid execution, delivery and performance of the Transaction Agreements or the consummation of the transactions contemplated therein.

          f. COMPLIANCE WITH OTHER INSTRUMENTS. The Company has not violated and is not in violation, breach or default of any: (a) provision of its Certificate, or its Bylaws or any term or provision of any instrument, judgment, order, writ or decree: (b) any mortgage, note or other evidence of indebtedness or any lease, contract or any other agreement or obligation to which the Company is a party or by which it or its properties are bound (each a "DOCUMENT"); or
(c) any provision of any federal or state law, rule or regulation applicable to the Company, the violation, breach or default of which would materially and adversely affect the assets, properties, financial condition, operating results, prospects or business of the Company. The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated therein, will not result in any such violation or breach or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any Document.

          g.   INTELLECTUAL PROPERTY RIGHTS.

               (i) The Company has full title to and ownership of or has the legal right to use all: (i) patents, patent applications, trademarks, service marks, trade names, trade dress, copyrights and any renewal rights therefor, mask works, net lists, schematics, technology, manufacturing processes, supplier lists, trade secrets, know-how, computer software programs or applications (in both source code and object code); (ii) software and firmware listings, fully commented and updated software source code, and complete system build software and instructions related to all software described therein; and (iii) documents, records and files relating to design, end user documentation, manufacturing, quality control, sales, marketing and customer support for all intellectual property described above (collectively "INTELLECTUAL PROPERTY") necessary for its business as now conducted and as proposed to be conducted without any conflict with or infringement of the rights of others. [**REDACTED**] there are no outstanding material options, licenses or agreements of any kind relating to the Company's Intellectual Property, nor is the Company bound by or a party to any material options, licenses or agreements of any kind with respect to the Intellectual Property of any other person or entity.

               (ii) To the Company's best knowledge, there is no unauthorized use, infringement or misappropriation of any of the Company's Intellectual Property by any third party, employee or former employee, the use of which would materially and adversely affect the assets, properties, financial condition, operating results, prospects or business of the Company or the Company's Intellectual Property. To the Company's best knowledge, the Company has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property of any third party, nor has the Company received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any Intellectual Property of any third party.

          h. NO BREACH BY EMPLOYEE. The Company is not aware after due inquiry of its employees that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution or delivery of the Transaction Agreements nor the performance of the obligations contemplated thereby, nor the carrying on of the Company's business by the employees, agents and independent contractors of the Company, nor the conduct of the Company's business as proposed will, to the Company's knowledge after due inquiry of its employees, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any law, judgment, order, decree, contract, covenant or instrument under which any of such employees, agents or independent contractors is now subject to or obligated.
The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment with or retention by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

          i. PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each former and current employee and officer of the Company has executed an agreement with the Company regarding confidentiality, proprietary information and inventions assignments substantially in the form or forms delivered to the Buyer. The Company, after reasonable investigation, is not aware that any of its employees or officers are in violation of such agreements, and the Company will use best efforts to prevent any such violation. All consultants to or vendors of the Company with access to confidential information of the Company are parties to a written agreement substantially in the form or forms provided to the Buyer under which, among other things, each such consultant or vendor is obligated to maintain the confidentiality of confidential information of the Company. The Company, after reasonable investigation, is not aware that any of its consultants or vendors are in violation of such agreements, and the Company will use its best efforts to prevent any such violation.

          j.   AGREEMENTS; ACTIONS.

               (i) Except in the ordinary course of business or as disclosed in writing to the Buyer, there are no agreements, understandings (oral or written), instruments, licenses, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it or any of its properties is bound that may involve: (A) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000; (B) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services; or (C) indemnification by the Company with respect to overt allegations infringement of any Intellectual Property.

               (ii) The Company has not: (A) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (B) incurred any indebtedness, other than the Secured Convertible Debentures due December 31, 1999, ordinary trade indebtedness or as otherwise disclosed to the Buyer in writing, for money borrowed, individually or in the aggregate, in excess of $50,000; (C) made any loans or advances to any person, other than ordinary advances for travel expenses; or (D) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of inventory in the ordinary course of business.

               (iii) For purposes of subsection (ii) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amount of such subsection.

               (iv) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate, or Bylaws, which materially and adversely affects the assets, properties, financial condition, operating results, prospects or business of the Company as now conducted or as proposed to be conducted.

          k.   LITIGATION.   Except for the Company's dispute with
[**REDACTED**] there is no action, suit, proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any of its properties or assets where the amount in controversy exceeds $15,000 or that questions the validity of the Transaction Agreements or any action taken or to be taken in connection therewith. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

          l. PERMITS. The Company has all franchises, permits, licenses and other similar authorities necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the assets, properties, financial condition, operating results, prospects or business of the Company, and the Company believes that it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default under any such franchises, permits, licenses or other similar authority.

          m. TITLE TO PROPERTY AND ASSETS. Other than the Secured Convertible Debentures due December 31, 1999, the Company owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the Company's best knowledge, holds valid leasehold interests in such properties and assets free and clear of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

          n. FINANCIAL STATEMENTS. The Company has delivered to the Buyer its audited financial statements (balance sheet and statement of operations, statement of changes in stockholder's equity and statement cash flows, including notes thereto) at June 30, 1998 and for the fiscal year then ended, and its unaudited financial statements (balance sheet and statement of operations) as at and for the nine-month period ended March 31, 1999 (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements: (i) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period indicated and with each other; (ii) have been compiled from and are in accordance with the Company's books and records; (iii) are complete and correct in all material respects; and (iv) fairly present the financial condition, assets and liabilities and operating results of the Company as of the dates, and for the periods, indicated therein; PROVIDED, HOWEVER, that the unaudited Financial Statements are subject to year-end audit adjustments (which, individually or in the aggregate, are not expected to be material) and do not contain all footnotes required under generally accepted accounting principles. Except as set forth in the Financial Statements or as disclosed in writing to the Buyer or as otherwise contemplated herein, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1999, and
(ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

          o. TAX RETURNS, PAYMENTS AND ELECTIONS. [**REDACTED**] The Company has paid, or will pay, all taxes and other assessments due, except those contested by it in good faith and except to the extent that a reserve has been reflected on the Financial Statements in accordance with generally
accepted accounting principles.   The Company has not elected, pursuant to
the Internal Revenue Code of 1986, as amended (the "Code"), to be treated as a Subchapter S corporation or a collapsible corporation pursuant to Section 1362(a) or Section 341(f) of the Code, nor has it made any other elections pursuant to the Code (other than elections that relate solely to methods of accounting, depreciation or amortization) that could materially and adversely affect the assets, properties, financial condition, operating results, prospects or business of the Company as presently conducted or as proposed to be conducted. The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. None of the Company's federal income tax returns and none of its state income or franchise tax or sales or use tax returns has ever been audited by governmental authorities and the Company is not in any dispute with any tax authorities. The Company has caused to be withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, Federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has caused the same to be paid to the proper tax receiving officers or authorized depositories.

          p.   YEAR 2000.

               (i) For purposes of this Agreement, "YEAR 2000 COMPLIANT" means that the applicable software, hardware or firmware product, including, without limitation, any embedded microcontrollers (each, a "COMPUTER SYSTEM") will correctly differentiate between years in different centuries and will accurately process date/time data, including, but not limited to, recording, storing, processing, comparing, sequencing, calculating and presenting calendar dates (including Leap Year dates and dates that may also be interpreted as so-called "magic numbers," such as "9999" instead of September 9, 1999) falling before, on, during and after (and, if applicable, spans of time including) January 1, 2000, including correctly differentiating between years, in different centuries, that end in the same two digits. "YEAR 2000 COMPLIANT" also means that the applicable Computer System accurately processes any information dependent on or relating to such dates without loss of functionality, data integrity or performance.

               (ii) The Company is presently conducting an inventory of the Computer Systems used in the Company's business in order to determine whether such Computer Systems are Year 2000 Compliant. The Company is in the process of upgrading or replacing such Computer Systems that are not Year 2000 Compliant to ensure that such systems are Year 2000 Compliant prior to December 31, 1999 or such earlier date on which the applicable Computer System may shut down or produce incorrect calculations or otherwise malfunction without becoming totally inoperable. The Company is not aware of any events or circumstances that would delay or preclude the upgrading and implementation of such upgrades prior to December 31, 1999 or such earlier date on which the applicable Computer Systems may shut down or produce incorrect calculations or otherwise malfunction without becoming totally inoperable. The costs of upgrading the Company's Computer Systems to be Year 2000 Compliant will not be material.

               (iii) All Computer Systems sold, leased or licensed, subleased or sublicensed by the Company, including, without limitation, all Computer
Systems integrated with the Company's products (whether or not developed, manufactured or otherwise produced by the Company) to third parties are Year 2000 Compliant. The Company has not made any misrepresentation to any customer or end-user regarding the Year 2000 Compliant status of any such Computer Systems.

          q.   DISCLOSURE.   The Company has fully provided the Buyer with all
information reasonably available to it without undue expense that the Buyer has requested for deciding whether to purchase the Stock and all of the information (including copies of all material agreements to which the Company is a party) which the Company believes is material to Buyer in making such decision. Neither this Agreement , the Reseller Agreement, the Warrant Agreement nor any other exhibits, schedules, statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

          r.   INSURANCE.     The Company has in full force and effect (i) fire
and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and (ii) standard comprehensive general liability insurance coverage customary for companies similarly situated to the Company.

          s.   RELATED PARTY TRANSACTIONS.   Except as (i) set forth in the
Company's Form S-1 dated June 1, 1999, as amended (and filed with the Securities and Exchange Commission thereon); (ii) set forth in the Transaction Agreements; and (iii) provided for in any compensation arrangements made in the ordinary course of business, there are no agreements, understandings or proposed transactions between the Company and any of its employees, officers, directors, affiliates or any affiliate thereof, and no employee, officer, or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend guarantee credit) to any of them. To the Company's best knowledge, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, officers or directors of the Company and members of their immediate families may own stock in publicly traded companies that may compete with the Company. Except as disclosed to the Buyer in writing, no shareholder, employee, officer or director of the Company or member of his or her immediate family is directly or indirectly interested in any material contract with the Company. [**REDACTED**]

          3.2. REPRESENTATION AND WARRANTIES OF THE BUYER. In order to induce the Company to enter into this transaction, the Buyer represents and warrants as follows:

          a. ORGANIZATION AND STANDING. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

          b. CAPITALIZATION. The Buyer is a corporation, not formed for purposes of purchasing the Stock, with total assets in excess of US $5 million.

          c. CORPORATE POWER. The Buyer has all necessary power and authority to execute, deliver and perform this Agreement, the Reseller Agreement and the Warrant Agreement and the transactions contemplated hereby and thereby. All necessary corporate proceedings of the Buyer have been duly taken to authorize the execution, delivery and performance of the Transaction Agreements. The Transaction Agreements have been duly authorized, executed and delivered by the Buyer, are the legal, valid and binding obligations of the Buyer and are enforceable in accordance with their terms

          d. RESTRICTION ON TRANSFER. The Buyer hereby acknowledges and agrees that the Stock has not been registered under the Securities Act of 1933, as amended (the "ACT"), or qualified with the securities regulatory agency of any state and may not be resold or otherwise disposed of unless registered under the Act or qualified with the securities regulatory agency of any state which has jurisdiction over any such transfer or unless an exemption from such registration or qualification is available. The Buyer will transfer the Stock only in accordance with the applicable requirements of all federal and state securities laws. The Buyer acknowledges that the certificate(s) evidencing the Stock will bear a legend regarding restriction on transfer. Notwithstanding the foregoing, the Buyer may, in accordance with the requirements of all applicable federal and state securities laws, transfer any or all of its Stock to any person or entity that, directly or indirectly, controls or is controlled by or is under common control with, the Buyer.

          e. INVESTMENT. The Buyer is purchasing the Stock for its own account, for investment purposes only, and not for the account of any other person, and not with a view to, or for offer or sale in connection with, any distribution, assignment or resale to others or to fractionalization in whole or in part.

          f. RISK. The Buyer recognizes that investment in the Company involves substantial risks, and it has experience in financial and business matters is such that it is capable of evaluating the risks of an investment in the Stock. The Buyer is able to bear the substantial economic risks of an investment in the Company for an indefinite period of time, , and at the present time, could afford a complete loss of such investment.

          g. DUE DILIGENCE. The Buyer acknowledges that all documents, records and books pertaining to this investment have been made available for inspection to the Buyer. The Buyer has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the investment and all such questions have been answered to the full satisfaction of the Buyer.

SECTION 4.  GENERAL

          4.1. GOVERNING LAW. This Agreement, and the legal relations between the parties with respect hereto, shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such state without regard to principles of conflicts of law.

          4.2. HEADINGS. The descriptive heading of the Sections of this Agreement are for convenience only and do not constitute a part of this Agreement.

          4.3. ENTIRE AGREEMENT. The Transaction Agreements contain the entire agreement and understanding of the parties hereto, and incorporate all prior and contemporaneous discussions, agreements and understanding between the parties with respect to the subject matter hereof, and no party shall be liable to the other party with respect to any warranties, representations or covenants except as specifically set forth in the Transaction Agreements.

          4.4 COUNTERPARTS. This Agreement and any amendment hereto may be executed in one or more counterparts and by different parties in separate counterparts. Such counterparts shall constitute one and the same agreement and shall become effective when the counterparts have been signed by each party and delivered to the other party.

          4.5. ATTORNEYS' FEES. In the event of any action by any party arising under or out of, in connection with or in respect of the Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and expenses incurred in such action.

          4.6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of both the Buyer and the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement.

          4.7. MODIFICATION. Neither this Agreement, nor any provisions hereof, shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party against whom any change, discharge or termination is sought.


          IN WITNESS WHEREOF, the undersigned have caused this Stock Purchase Agreement to be duly executed and delivered by their respective officers thereunto duly authorized of the date first written above.

                                             COMPANY:

                                             NETGATEWAY, INC.


                                             By: /s/ Donald M. Corliss, Jr.
                                                ------------------------------
                                                Name:  Donald M. Corliss, Jr.
                                                Title: President


                                             BUYER:

                                             MEDIAONE OF COLORADO, INC.


                                             By: /s/ Edward H. Dunbar, Jr.
                                                ------------------------------
                                                Name: Edward H. Dunbar, Jr.
                                                Title: VP

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        INCORPORATED UNDER THE LAWS OF
                               STATE OF NEVADA
                               RESTRICTED STOCK

            --------------                                    ---------------
               NUMBER                                              SHARES
            --------------            [LOGO]                  ---------------
                2072                                            ***50,000***
            --------------                                    ---------------
            --------------                                    ---------------

                                                        CUSIP NO. 641111 10 9
                                NETGATEWAY, INC.

        25,000,000 AUTHORIZED SHARES   $.001 PAR VALUE   NON-ASSESSABLE

          THIS CERTIFIES THAT   ***MEDIAONE OF COLORADO INC***

          IS THE REGISTERED HOLDER OF   ***FIFTY THOUSAND SHARES***


SHARES OF                     NETGATEWAY, INC.               COMMON STOCK
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
   WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
                                               COUNTERSIGNED AND REGISTERED
DATED:  July 14, 1999                            COLONIAL STOCK TRANSFER
                                                  Salt Lake City, Utah
                             BY /s/ [ILLEGIBLE]
                              TRANSFER AGENT AND REGISTRAR-AUTHORIZED SIGNATURE


               /s/ [ILLEGIBLE]                     /s/ [ILLEGIBLE]
                    SECRETARY         [SEAL]            PRESIDENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------